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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 1998



                                 PETE'S BREWING
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        CALIFORNIA                         0-26834               77-0110743
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(STATE OF OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                                514 HIGH STREET
                              PALO ALTO, CA 94301
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         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (650) 328-7383

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.           OTHER EVENTS

         Pete's Brewing Company (the "Registrant") has entered into an Agreement and Plan of Merger dated as of May 22, 1998 (the "Merger Plan") among PBC Holdings, Inc., a Texas corporation ("Parent"), PBC Acquisition Corp., a Texas corporation and wholly-owned subsidiary of Parent ("Merger Sub"), The Gambrinus Company, a Texas corporation, and the Registrant pursuant to which Merger Sub will merge with and into the Registrant (the "Merger"), the Registrant will be the surviving corporation and will become a wholly-owned subsidiary of Parent and each outstanding share of Common Stock, no par value per share, of the Registrant and the accompanying preferred share purchase right issued pursuant to the terms of the Preferred Shares Rights Agreement dated as of November 25, 1996 between the Registrant and Norwest Bank Minnesota, N.A., as Rights Agent, as amended, will be converted into the right to receive $6.375 in cash, without interest. If the Merger is consummated, the Registrant's shareholders would no longer hold any interest in the Registrant following the Merger.

         Consummation of the Merger is conditioned upon, among other things, the affirmative vote of the holders of a majority of the outstanding shares of the Registrant's Common Stock and the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. The Registrant will hold a Special Meeting of Shareholders (the "Special Meeting") to consider and vote upon a proposal to approve and adopt the Merger Agreements and to approve consummation of the Merger. A proxy statement complying with the rules and regulation of the Securities and Exchange Commission and describing certain aspects of the Merger and Merger Agreements will be furnished to shareholders of the Company in connection with the solicitation of proxies by the Registrant for use at the Special Meeting.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits:

            99.1 Agreement and Plan of Merger, dated May 22, 1998, among PBC Holdings, Inc., PBC Acquisition Corp., The Gambrinus Company and Pete's Brewing Company.



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        Pursuant to the requirements of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PETE'S BREWING COMPANY


                                       By: /s/ STEPHEN L. COOKE
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                                           Stephen L. Cooke
                                           Vice President, Finance and
                                           Administration
Date:  June 9, 1998


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